Exhibit 99.2 Topline Results from Phase 3 Study of ANX005 in Guillain-Barré Syndrome 1

Forward-Looking Statements This presentation contains “forwardlo ‐ oking” statements about Annexon, Inc. and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our clinical and preclinical programs, timing and commencement of future nonclinical studies and clinical trials and research and development programs, timing of clinical results, anticipated timing of submission of a Biologics Licensing Application, strategic plans for our business and product candidates, including additional indications which we may pursue, our financial position, runway and anticipated milestones, are forward‐looking statements. In some cases, you can identify forward‐ looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “focus,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Forward‐looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: our history of net operating losses; our ability to obtain necessary capital to fund our clinical programs; the early stages of clinical development of our product candidates; the effects of COVID19 o ‐ r other public health crises on our clinical programs and business operations; our ability to obtain regulatory approval of and successfully commercialize our product candidates; any undesirable side effects or other properties of our product candidates; our reliance on thirdp ‐ arty suppliers and manufacturers; the outcomes of any future collaboration agreements; and our ability to adequately maintain intellectual property rights for our product candidates. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Quarterly Report on Form 10Q ‐ filed with the Securities Exchange Commission (SEC) on May 13, 2024 and our other filings with the SEC from time to time. All forward‐ looking statements in this presentation speak only as of the date of this presentation. Except as required by law, we undertake no obligation to publicly update any forward‐ looking statements, whether as a result of new information, future events or otherwise. This presentation concerns drug candidates that are under clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates or statistical data. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. 2

Pursuing an Intentional and Rigorous Approach to Tackling an Array of Classical Complement-Mediated Diseases Poised for a transformational 2024 and beyond Stopping the Start of Broad Therapeutic Potential Significant Near Term Classical Pathway of Late-Stage Clinical Value Creating Catalysts Neuroinflammation Platform ON A PATH TO HELPING PATIENTS GET THEIR LIVES BACK ü GBS pivotal Ph3 data readout (Q2) Well-supported MOA demonstrated Suite of fit-for-purpose drug differentiated functional outcomes candidates for diseases of the body, GA pivotal Ph3 initiation (mid-yr) Oral program POC data readout (2H) across GBS, GA, HD and ALS brain and eye GBS: Guillain‐ Barré Syndrome; HD: Huntington’s Disease; ALS: amyotrophic lateral sclerosis 3

# ANX005 Achieved a Breakthrough Phase 3 Win for GBS Patients Worldwide

## A single infusion demonstrated consistent benefit across multiple endpoints meaningful to patients

| Met Primary Endpoint P=0.0058 | Expedited Recovery Patients Got Better Sooner | Durable Treatment Effect | Generally Well Tolerated |
|---|---|---|---|
| **2.4-fold higher likelihood of being in a better state of health on GBS-DS at Week 8** | **Early, robust & clinically meaningful benefit on multiple outcome measures @ Week 8** | **Maintained improvement over placebo at all timepoints across multiple measures** | **Safety data was similar to placebo** |
| ✓ FDA-agreed primary endpoint<br>✓ Consistent, significant results from multiple pre-specified analyses<br>✓ Larger effect in sub-group with western baseline characteristics | ✓ Able to walk earlier vs placebo<br>✓ Able to run earlier vs placebo<br>✓ Less nerve damage vs placebo | ✓ Less time on ventilation<br>✓ Less overall disability | ✓ No new safety signals<br>✓ No increased infection rate<br>✓ No difference in all-cause mortality |

4

Topline Results Subject to Change

ANNEXON biosciences

# GBS: Neurological Emergency with Long-Term Disability; Requires an Immediately Targeted and Effective Intervention

**POST-INFECTIOUS COMPLEMENT-MEDIATED DISEASE**

- Following infection, complement-activating autoantibodies attack nerves leading to nerve damage & acute paralysis
- Can happen to anyone, anytime, anywhere

**HIGH UNMET MEDICAL NEED**

- 22,000 patients hospitalized in US & Europe every year
- IVIg not FDA approved, unknown MOA, requires 5-day treatment

**SIGNIFICANT MORBIDITY**

- Notwithstanding IVIg treatment, GBS results in:
  - Severe weakness and paralysis
  - Mechanical ventilation in 25% of patients
  - Extensive nerve damage causing uncertain and incomplete recovery



Weaned from mechanical ventilation

MOA: mechanism of action

1) van Doorn, 2013; Willison et al., 2016 2(van den Berg et al., 2014) 3 Walgaard et al (2021) Lancet Neurology 20(4):275, 4AAN Guidelines "Immunotherapy for GBS", 4Hund EF et al (1993) Crit Care Med 21:433, 454Fletcher D, et al. (2000) Neurology 27;54(12), 46, 5Van den Berg B, et al (2014) *Nat Rev Neurol* Aug;10(8), 6Stephan et al (2012) Neuroscience 35:369, 7Lansita et al (2017) Int. J. Toxicol. 36:449

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ANNEXON biosciences

# Well Designed & Executed Pivotal Trial Showed Clear Results

## ANX005 for GBS Granted FDA Fast Track and FDA / EMA Orphan Drug Designation



Randomized
1:1:1
N = 241
Placebo
(n=~80)
ANX005 30 mg/kg: 1 week inhibition
(n=~80)
ANX005 75 mg/kg 2-3 week inhibition
(n=~80)
Day 1:
Single dose
Week 8
Primary Endpoint
26-week
Off-treatment
follow-up

**TWO DOSES SELECTED TO DETERMINE MOST EFFECTIVE DURATION OF INHIBITION**

### STUDY DESIGN

- Baseline GBS-DS score 3-5
- GBS diagnosed <10 days from onset of weakness
- Patients stratified for baseline prognostic factors: muscle strength and time from onset of weakness
- Conducted in Bangladesh and Philippines given high prevalence of GBS of all types, scientific leadership in GBS, and limited access to IVIg

### KEY ENDPOINTS

- **Primary Outcome Measure:** GBS-DS[1] at week 8: well-accepted regulatory endpoint assessing functional status
- **Secondary Endpoints:** Muscle strength (MRC sumscore), Motor Disability (ONLS), Duration of Ventilation, and others

[1]Analyzed using a proportional odds model, a common statistical analysis method (van Leeuwen, et al., 2019, doi.org/10.1371/journal.pone.0211404)

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Baseline Characteristics Generally Well Balanced Across Treatment Groups Stratified by Key Prognostic Factors: MRC Sumscore and Time Since Onset of Weakness Placebo ANX005 30mg/kg ANX005 75mg/kg Baseline Characteristic (N=81) (N=79) (N=81) Age at Screening (years); mean (SD) 34.2 (12.59) 36.9 (14.88) 37.9 (15.29) Sex, n (%) Male 57 (70.4) 51 (64.6) 51 (63.0) Baseline GBS-DS Score, n (%) 3 Able to walk 10 meters across open space with help 7 (8.6) 12 (15.2) 10 (12.3) 64 (79.0) 56 (70.9) 60 (74.1) 4 Bedridden or chair bound 10 (12.3) 11 (13.9) 11 (13.6) 5 Requiring assisted ventilation for at least part of the day Baseline MRC Sumscore (range 0-60), n (%) 21‐ 60 Mild/moderate loss of muscle strength 42 (51.9) 41 (51.9) 44 (54.3) 0 ‐ 20 Severe loss of muscle strength 38 (46.9) 38 (48.1) 37 (45.7) Time since of onset of weakness to randomization 6.4 (1.7) 6.3 (1.9) 6.5 (2.0) Days, mean (SD) Time since of onset of weakness to treatment Days, mean (SD) 6.5 (1.7) 6.3 (1.9) 6.6 (2.0) Electrophysiology by Hadden criteria, n (%) 18 (22.2) 16 (20.3) 16 (19.8) Acute Inflammatory Demyelinating Polyneuropathy (AIDP) 49 (60.5) 50 (63.3) 50 (61.7) Acute Motor Axonal Neuropathy (AMAN) 14 (17.3) 13 (16.5) 15 (18.5) Other 7 Topline Results Subject to Change

# ANX005 30 mg/kg Treated Patients Had Significant, Rapid and Sustained Improvement Across Multiple GBS Measures

## *Achieved Goal of Helping Patients GET BETTER SOONER*

| C1q | NfL | GBS-DS | MRC Sumscore | Ventilation |
| --- | --- | --- | --- | --- |
| ✓ **Rapid & Complete Inhibition of classical complement cascade** | ✓ **Statistically Significant[1] Early Reduction in NfL** | ✓ **Statistically Significant Higher Odds of Being Better at Week 8** (Primary Endpoint) | ✓ **Statistically Significant[1] Early & Sustained Improvement in Muscle Strength** | ✓ **Statistically Significant[1] Less Time on Ventilator over entire study period** |

[1]nominal p-value

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Overview of Primary Endpoint: GBS-DS at Week 8 FDA accepted endpoint with alignment on statistical methodology GBS-DS SCALE COLLAPSED INTO 3 CATEGORIES GBS-DS SCALE FOR PIVOTAL PHASE 3 Enhances Clinical Interpretability GBS-DS 3-point scale (trichotomy) Approach: Collapse 7‐ grade scale to a 3‐ grade scale 1 2 3 (trichotomy) Good State Severely Disabled of Health Disabled/Death • 0-1: Good State of Health 0 1 2 3 4 5 6 • 2-3: Disabled • 4-6: Severely Disabled/Death ANX005 Shift to Better Health Rationale: ü Enhances clinical interpretability by focusing on a subject’s actual health status at week 8 after receiving ANX005 or placebo ü Evaluates patients across all health states GBS Ph3 Study Population ü Most efficient statistical analysis approach GBS-DS Scores of 3-5 at Baseline 9 Topline Results Subject to Change

ANX005 30 mg/kg Showed Highly Significant and Clinically Meaningful Treatment Effect on GBS-DS at Week 8 (Primary Endpoint) 2.41-fold higher likelihood of being in a better state of health relative to placebo Grotta Bar of GBS-DS at Week 8 ANX005 30mg/kg N=78 OR 2.41, p=0.0058 Placebo N=81 10 Topline Results Subject to Change

Pre-Specified GBS-DS Responder Analysis at Week 8: ANX005 30 mg/kg Demonstrated a Significant ≥3-Point Improvement vs. Placebo Substantial treatment effect at week 8, further supporting primary analysis 1 1 nominal p‐ value 11 Topline Results Subject to Change

Getting Better Sooner: ANX005 30 mg/kg Increased Muscle Strength Earlier Relative to Placebo, and the Advantage Grew Over Time Early muscle strength improvement maintained & increased through full 26-week study (p=0.001) ANX005 30mg/kg (n=79) 10-point improvement Placebo (n=81) over placebo p=0.0351 * 1 45.5 days p<0.0001 1 35 days *** Gain in time to recovery maintained throughout study 1 28 days Nominal p‐ values Modified Intent‐ to‐ Treat (N=241) 1 Approximate Time difference 12 Topline Results Subject to Change

ANX005 75 mg/kg Did Not Meet the Primary Endpoint with Inhibition Beyond Active Disease Process 75mg/kg did improve muscle strength similar to 30 mg/kg at early timepoints to week 4 Grotta Bar of GBS-DS at Week 8 Change from Baseline MRC Score ANX005 30mg/kg (n=79) ANX005 75mg/kg (n=81) ANX005 Placebo (n=81) 75mg/kg N=81 Placebo N=81 OR 1.20, p=0.5548 Modified Intent‐ to‐ Treat (N=241) Nominal p‐ values 13 Topline Results Subject to Change

Getting Better Sooner: ANX005 30 mg/kg Showed Significant Early * Improvement in Motor Disability vs. Placebo on the ONLS Scale Maintains ability to perform daily tasks through 26 weeks p=0.0063 2.1-point improvement over placebo, p<0.0001 *** Gain in time to recovery maintained throughout study * 1 20 days 1 18 days ***Week 1: p <0.0001 1 Week 8: p=0.0965 35 days Nominal p‐ values *Overall Neuropathy Limitation Scale 1 Approximate Time difference 14 Topline Results Subject to Change

Getting Better Sooner: ANX005 30 mg/kg Consistently Showed Faster Recovery Across Clinically Important Measures Relative to Placebo Helping patients achieve their independence sooner 56 Days ANX005 30mg/kg: N=79 Walking Earlier 87 Days 31 days earlier, p=0.0211 Placebo N=81 20 Days ANX005 Off Ventilation Earlier 30mg/kg: N=15 48 Days 28 days earlier, p=0.0356 Placebo N=15 Nominal p‐ values 15 Topline Results Subject to Change

Through Week 26, ANX005 30mg/kg-Treated Patients had Better Outcomes Relative to Placebo ANX005 treatment demonstrated better outcomes than placebo at all time points in the study GBS-DS: 1.49x more likely of being better Be in a better state of health p=0.012 Through Week 26, Patients Treated with MRC: 5.4 mean point improvement Have more muscle strength p=0.0010 ANX005 30mg/kg Were More Likely to: ONLS: 1.1 mean point improvement Perform daily tasks better p=0.0063 Nominal p‐ values 16 16 Topline Results Subject to Change

# GBS Phase 3 Results are Highly Relevant to Western Populations

## ANX005 30 mg/kg treatment effect more pronounced in Western World-type patients

| Western patients tend to have less severe disease and an AIDP neurotype | ANX005 30 mg/kg impact on patients with these characteristics |
|---|---|

**Disease Severity** **US/Europe**


Severe Disease
(MRC 0-20)
20%
80%
Mild/Mod Disease
(MRC 21-60)

**80% of US/European** patients have baseline **MRC of >20 points**

**3.03x** more likely to be in a better state of health at **Week 8**
p=0.0102
(47% of patients had milder disease)

**Neurotype**


AMAN + Other
40%
60%
AIDP

**60% of US/European patients have AIDP**

**5.31x** more likely to be in a better state of health at **Week 8**
p=0.0130
(21% of patients had AIDP)

Nominal p-values

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Topline Results Subject to Change

ANNEXON biosciences

ANX005 Generally Safe and Well-Tolerated Placebo ANX005 30mg/kg ANX005 75mg/kg Majority of AEs were mild (Grade 1) to N=81 N=79 N=81 moderate (Grade 2) • Most common related events were All Grades Grade ≥ 3 All Grades Grade ≥ 3 All Grades Grade ≥ 3 infusion related reactions Number of Subjects 79 35 79 33 80 36 § Majority were mild transient rashes Reporting TEAEs, n (%) (97.5) (43.2) (100.0) (41.8) (98.8) (44.4) • No autoimmune related adverse events Number of Subjects with reported 4 (4.9) 1 (1.2) 24 (30.4) 4 (5.1) 32 (39.5) 7 (8.6) Infusion Related Reaction • Infection rates were comparable across dose groups and consistent with typical Rash (most common 2 (2.5) 0 20 (25.3) 1 (1.3) 25 (30.9) 2 (2.5) hospital acquired infections with IRR) • 3 patients had treatment Most Common TEAEs (non-IRR), n (%) discontinuations 44 (55.7) 14 (17.7) 35 (43.2) 12 (14.8) Blood CPK Increased 46 (56.8) 16 (19.8) § 1 in each dose group Deaths Musculoskeletal Pain 35 (43.2) 0 36 (45.6) 0 26 (32.1) 1 (1.2) • No difference observed in incidence of 21 (26.6) 2 (2.5) 23 (28.4) 6 (7.4) ALT Increased 23 (28.4) 6 (7.4) all-cause mortality - 3 deaths in each dose group Urinary Tract Infection 18 (22.2) 6 (7.4) 19 (24.1) 5 (6.3) 18 (22.2) 1 (1.2) • Mortality rate of 3.7% was consistent Hypokalemia 24 (29.6) 8 (9.9) 16 (20.3) 4 (5.1) 11 (13.6) 3 (3.7) with rates seen in US and EU Constipation 10 (12.3) 0 15 (19.0) 0 17 (21.0) 0 • Deaths occurred in older and more severe subjects 11(13.9) 1 (1.3) 17 (21.0) 3 (3.7) AST Increased 16 (19.8) 3 (3.7) 18 PROPRIETARY & CONFIDENTIAL Topline Results Subject to Change

GBS Pathophysiology and the Targeted MOA of ANX005 19

# GBS is a Neurological Emergency Requiring Urgent Intervention

## Limited time window to stop the active disease process and achieve a therapeutic effect



ACUTE ACTIVE PHASE
RECOVERY PHASE
Active Disease Process
Paralysis
Range of functional recovery
Autoantibodies
Infection
-4
0
2
4
8
12+
Time from onset of weakness (weeks)

**ACUTE ACTIVE PHASE**

- Rapidly progressive bilateral muscle weakness peaking by 1 – 2 weeks in most cases
- Paralysis in legs, arms and potentially breathing muscles
- Extended periods of ventilation in ICU, and intensive supportive care

**RECOVERY PHASE**

- Gradual muscle strength and functional improvement over months to years as nerve regeneration takes place
- ~20% unable to walk or dead at 1 year and additional 20% continue to experience symptoms

*Adapted from van den Berg, et al. (2014) Nat Rev Neurol **10**, 469–482*

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ANNEXON biosciences

# GBS Time Course: Autoimmune Complement-Mediated Nerve Damage Followed by Normal Complement-Facilitated Repair


Complement-mediated nerve damage
Complement-facilitated nerve repair (debris clearance)
Active Disease Process
Paralysis
Shorter duration of inhibition
Longer duration of inhibition
Range of functional recovery
Autoantibodies
Infection
-4
0
2
4
8
12+
Time from onset of weakness (weeks)

## IDENTIFY MOST EFFECTIVE TREATMENT WINDOW

**BLOCK AUTOIMMUNE COMPLEMENT-MEDIATED NERVE DAMAGE DURING ACTIVE DISEASE**

**ALLOW NORMAL COMPLEMENT FACILITATED NERVE REPAIR DURING RECOVERY PHASE**

*Adapted from van den Berg, et al. (2014) Nat Rev Neurol* ***10****, 469–482*

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ANNEXON biosciences

# ANX005: Expected Pharmacokinetic and Dynamic Response for Both Doses

## Duration of complement inhibition defines active treatment window

- **Rapid C1q engagement and functional inhibition** (CH50 assay)
  - 30 mg/kg provided: ~1 week duration of inhibition
  - 75 mg/kg provided: 2-3 weeks duration of inhibition

### ANX005 30 mg/kg



C1q inhibition ~ 1 week
Active Disease Phase
Recovery Phase
C1q Function
ANX005
ANX005
CH50
ANX005 (ug/ml)
CH50 (% Baseline)
Study Week

### ANX005 75 mg/kg



C1q inhibition 2-3 weeks
Active Disease Phase
Recovery Phase
C1q Function
ANX005
ANX005
CH50
ANX005 (ug/ml)
CH50 (% Baseline)
Study Week

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ANNEXON biosciences

# ANX005 Rapidly Shuts Down Activation of the *ENTIRE* Classical Complement Cascade on the Nerve to Prevent Acute Injury

## Classical Complement Drives Harmful Inflammation and Tissue Destruction

**STOPPING AT THE START**

- Blocks upstream and downstream inflammation & tissue damage
- Before downstream bypass mechanisms (breakthrough) and pathway amplification
- Differentiated functional outcomes shown in GBS, GA, HD and ALS


C1q
C4a
C4
C4b
Immune cell attack
C2
Immune cell recruitment
C3a
C3
C3b
C5a
C5
C5b-9
Membrane damage

**DOWNSTREAM APPROACHES (C3/C5)**

- Do not block ongoing inflammatory pressure of upstream classical pathway
- More susceptible to complement bypass mechanisms / inflammatory breakthrough

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GBS: Guillain-Barré Syndrome; GA: geographic atrophy; HD: Huntington's Disease; ALS: amyotrophic lateral sclerosis

ANNEXON biosciences

ANX005 GBS Phase 3 Trial Summary and Path Forward Douglas Love, President & CEO Annexon Biosciences 24

# Real-World Evidence to Support Planned Regulatory Submission

## Interim RWE Data Support Comparability & Relevance of Phase 3 Findings to the West

- **FDA agreed that a single pivotal study would be sufficient for BLA assuming it demonstrates:**
  - Substantial evidence of ANX005's treatment effect vs. placebo
  - Comparability between Ph3 population & Western patients
- **Annexon has developed a real-world evidence (RWE) comparability protocol with IGOS (ANX005-GBS-04)**
- **IGOS data supports ongoing comparability study, including:**
  - ~50% of all Western IGOS patients met the entry criteria for GBS Ph3
  - Robust ANX005 impact on 'Western World' type Phase 3 patients
  - Preparing matched cohort for comparison with IVIg

**Annexon + IGOS RWE Comparability Study**

IGOS

Global GBS Real-World Evidence Cohort

↕

**Annexon Phase 3 Study**

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Topline Results Subject to Change

ANNEXON biosciences

# GBS is an Untapped Commercial Opportunity and Annexon is Pursuing a Tailored Approach

## Significant commercial opportunity for ANX005 achieved through focused commercial footprint

**22,000** people in US & Europe **hospitalized** with GBS **every year**

**90%** of GBS patients **treated** with **off-label IVIg in US**

- **Daily infusions** over **5 days**
- **Non-specific approach** to treating GBS

**>$2B annual cost burden** on patients, caregivers, hospitals, and payers[1]

Majority of patients treated in **major metro areas and large community hospitals**[2]

**ANX005**
***First-line, monotherapy treatment for GBS***

**ANX005** helped GBS patients **Get Better Sooner**

- ✓ **Single infusion**
- ✓ **Faster recovery / independence**
- ✓ **Potential for significant cost reductions for health care system**

**Robust HEOR plan** to demonstrate **reduced cost of care**

**Focused and targeted** commercial launch plan

**Commercial manufacturing** partnership with Lonza

**GBS a beachhead** for **mechanistically-related neuro and autoimmune** indications

[1]Frenzen, PD (2008) Neurology 71:21-27 7, [2]ClearView Health market research

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Topline Results Subject to Change

ANNEXON biosciences

# ANX005 GBS Phase 3 Summary of Key Results

**A profound moment for the GBS community – first targeted therapy to demonstrate positive outcomes**

**1** **Phase 3 Met Primary Endpoint, confirming earlier study**

GBS-DS at Week 8: Patients treated with ANX005 were 2.4 times more likely to be in a better state of health compared to placebo, p=0.0058

**2** **ANX005 Helped Patients with GBS Get Better Sooner**

Early, robust, and clinically meaningful benefit on multiple outcome measures by week 8 including ability to walk earlier and less nerve damage vs. placebo

**3** **Durable Treatment Effects Across Full Course of 26-Week Study**

Maintained improvement over placebo at all timepoints across multiple measures including less time on ventilation and less overall disability

**4** **Generally Safe and Well Tolerated**

Safety profile similar to placebo – no increased rate of infections, convenient single dose

**5** **Clear Path to BLA Submission and Launch**

Preparing to engage FDA later this year to support BLA submission 1H25
On-track to complete RWE study by 1H25 to support BLA timelines
Preparing clear launch strategy with focused commercial team

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Topline Results Subject to Change

ANNEXON biosciences

To the patients, families, caregivers, physicians and medical teams who participated in our trial, we are eternally grateful for your support and contributions! To our employees, collaborators and advisors, thank you for your WARRIOR SPIRIT AND ALL FOR ONE COMMITMENT! 28

Thank You! Q&A Annexon Biosciences sincerely thanks all the patients, families, and study staff who are helping make the ANX005 Ph3 GBS study possible. 29

Appendix 30

# ANX005 30 mg/kg Demonstrated Significant Early Reduction in Prespecified Analysis of Neurofilament Light Chain (NfL)

## Assessment of reduction of neuronal damage

### Change in Serum NfL Weeks 2 - 4



p=0.03
Placebo (n=77)
30 mg/kg (n=76)
75 mg/kg (n=77)
Serum NfL (ng/ml) ± 1 SEM
1500
1000
500
0
0 1 2 3 4 8 12
Weeks

[1]Nominal p-value

### Key Takeaways

- Prespecified assessment of NfL reduction during weeks 2-4 consistent with Ph1b
- Captures transition from acute progressive to recovery phase of disease
- **ANX005 30 mg/kg achieved significant early reduction in NfL between weeks 2 – 4 vs. pbo** (31.3% vs. 20.1%, p=0.03[1])

31

Topline Results Subject to Change if found

ANNEXON biosciences

# Complement is Pivotal Force in Driving Nerve Damage in GBS
## ANX005 is a Targeted Immunotherapy which Rapidly Blocks Complement

**GBS**
- C1q binds to autoantibodies on nerve surface
- Activates classical complement pathway
- Results in neuroinflammation, nerve damage, tissue debris and paralysis

**ANX005**
- One dose of ANX005 rapidly blocks C1q
- Stops activation of entire classical pathway
- Blocks nerve fiber damage during the active disease phase

**Peripheral Nerve Fiber Under Attack in GBS**


C1q
• Classical complement activation
• Nerve fiber damage
• Tissue debris
Pathogenic
autoantibodies

**Peripheral Nerve Fiber in GBS with ANX005**


ANX005
C1q Blocked
Nerve fiber intact

Hafer-Macko C et al., (1996) Ann Neurol 39 & 40

32

ANNEXON biosciences

# Phase 3 Comparison of Eculizumab vs. ANX005

| | Eculizumab Ph3 GBS Trial | ANX005 GBS Ph3 Trial |
|---|---|---|
| **MOA** | Targets downstream complement (C5) - misses important upstream complement drivers of nerve damage | **Blocks entire classical complement cascade** |
| Mean time from onset of weakness to treatment | >7 days | **< 7 days*** |
| **N** | 57 | **241** |
| Stratification by prognostic factors | Not stratified leading to imbalance | **Stratified** |

*Stratified for days since onset of weakness (<7 days, ≥7 days)

33

ANNEXON biosciences

ANX005 Has Demonstrated Characteristics Required to Combat GBS Directly targets mechanism driving extensive nerve damage and paralysis • Complement is an established target in GBS • C1q binds to autoantibodies on nerve components initiating local activation of complement leading to inflammation, recruitment of immune cells, and damage to nerves Rapid onset of action • ANX005 has demonstrated rapid target engagement in blood & CSF across multiple central and peripheral neurological disorders • A single dose of ANX005 inhibits classical complement pathway on day 1 • Prevents acute and ongoing nerve damage to promote nerve repair Provides clinical benefit across entire disease spectrum • Complement-mediated nerve destruction present in all neurotypes of GBS • ANX005 mechanism of action is agnostic to neurotype or disease severity • Early improvement in MRC seen across disease spectrum Minimal side-effects • ANX005 has been safely administered in > 250 patients with GBS • Generally well-tolerated • No drug-related deaths & no serious infections observed 34

# The Phase 3 Study Embodies Key Characteristics of a Smart, Data-Driven, & Patient-Centric Design

| HOW I WOULD DESIGN A PH3 GBS STUDY | HOW ANNEXON DESIGNED THE PHASE 3 PIVOTAL STUDY |
| --- | --- |
| Use all available global data and routinely seek expert input | ✓ Data-driven by Ph1b, IGOS, and multiple external IVIg/PE datasets<br>✓ Routinely engaged with leading experts in GBS |
| Measures all meaningful outcomes through all phases of disease | ✓ Proportional odds uses full GBS-DS scale, includes all patients, increases power<br>✓ Efficacy assessments cover all GBS symptoms & signs at all important timepoints |
| Control for disease heterogeneity | ✓ Patients stratified by baseline MRC and days since onset of GBS symptoms<br>✓ Using MRC, time of onset of weakness, baseline NfL and age as covariates |
| Rigorous execution | ✓ Streamlined time from onset to treatment increasing likelihood of better outcomes<br>✓ Conducted at sites with internationally recognized GBS clinical experience |

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ANNEXON biosciences